UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2018

LIFEPOINT HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2018, LifePoint Health, Inc., a Delaware corporation (the “Company”), issued a press release announcing that Chairman and Chief Executive Officer William F. Carpenter III will retire upon completion of the Company’s previously announced pending merger with RegionalCare Hospital Partners Holdings, Inc. (D/B/A RCCH HealthCare Partners), a Delaware corporation (“RCCH”). Following his retirement, Mr. Carpenter is expected to serve as a member of the board of directors of the surviving corporation that will be appointed upon the closing of the merger. David Dill, the Company’s President and Chief Operating Officer is expected to assume the role of Chief Executive Officer of the surviving corporation upon Mr. Carpenter’s retirement. A copy of the press release announcing such matters is filed as Exhibit 99.1 hereto.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company has filed a preliminary proxy statement and will file a definitive proxy statement and other relevant documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other documents filed by the Company with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.lifepointhealth.net.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 23, 2018, and proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 25, 2018. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by the Company with the SEC in respect of the proposed transaction

Forward Looking Statements

This communication contains certain information, including statements as to the expected timing, completion and effects of the proposed merger involving the Company, which may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Such forward looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for the Company and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of the Company and are subject to significant risks and uncertainties outside of the Company’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of the Company’s stockholders to adopt the Agreement and Plan of Merger; operating costs, loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at the Company; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on the Company’s credit rating; and other risks described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, the Company does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of the Company dated September 26, 2018.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated September 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HEALTH, INC.

By:	/s/ Jennifer C. Peters

Name:	Jennifer C. Peters
Title:	General Counsel and Corporate Secretary

Date: September 26, 2018

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